T. Rowe Price Emerging Europe Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2024

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective September 30, 2024, Oliver Douglas Martin Bell will join Ulle Adamson as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Bell joined T. Rowe Price in 2011.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective September 30, 2024, Oliver Douglas Martin Bell will join Ulle Adamson as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Bell joined the Firm in 2011, and his investment experience dates from 1997. During the past five years, he has served as a portfolio manager and as the associate head of International Equity for the Firm (beginning in 2021).

The date of this supplement is September 23, 2024.

F131-041 9/23/24